Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets(1)
	December 31,
	2012	2011
	(Dollars in thousands)
Non-accrual loans	$32,929	$59,309
Loans 90 days or more past due and still accruing interest	7	574
Total non-performing loans	32,936	59,883
Other real estate and repossessed assets	26,133	34,042
Total non-performing assets	$59,069	$93,925
As a percent of Portfolio Loans
Non-performing loans	2.32%	3.80%
Allowance for loan losses	3.12	3.73
Non-performing assets to total assets	2.92	4.07
Allowance for loan losses as a percent of non-performing loans	134.43	98.33

(1)	Excludes loans classified as “troubled debt restructured” that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings (“TDR”)
	December 31, 2012
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$40,753	$85,977		$126,730
Non-performing TDR’s (1)	7,756	9,177	(2)	16,933
Total	$48,509	$95,154		$143,663

	December 31, 2011
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$29,799	$86,770		$116,569
Non-performing TDR’s (1)	14,567	14,081	(2)	28,648
Total	$44,366	$100,851		$145,217

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses	Twelve months ended
	December 31,
	2012		2011
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$58,884	$1,286	$67,915	$1,322
Additions (deduction)
Provision for loan losses	6,887	-	27,946	-
Recoveries credited to allowance	6,522	-	4,747	-
Loans charged against the allowance	(27,408)	-	(41,724)	-
Reclassification to loans held for sale	(610)	-	-	-
Additions (deductions) included in non-interest expense	-	(688)	-	(36)
Balance at end of period	$44,275	$598	$58,884	$1,286

Net loans charged against the allowance to average Portfolio Loans	1.46%		2.20%

Alternative Sources of Funds

	December 31,
	2012			2011
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(Dollars in thousands)
Brokered CDs(1)	$14,591	0.6 years	1.70%	$13,771	1.2 years	3.15%
Fixed-rate FHLB advances	17,622	4.5 years	6.38	30,384	3.3 years	3.99
Variable-rate FHLB advances(1)	-			3,000	2.3 years	0.51
Total	$32,213	2.7 years	4.26%	$47,155	2.6 years	3.52%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, such as pay-fixed interest-rate swaps.

Capitalization
	December 31,
	2012	2011
	(In thousands)
Subordinated debentures	$50,175	$50,175
Amount not qualifying as regulatory capital	(1,507)	(1,507)
Amount qualifying as regulatory capital	48,668	48,668
Shareholders’ equity
Convertible preferred stock	84,204	79,857
Common stock	251,237	248,950
Accumulated deficit	(192,408)	(214,259)
Accumulated other comprehensive loss	(8,058)	(11,921)
Total shareholders’ equity	134,975	102,627
Total capitalization	$183,643	$151,295

Non-Interest Income
	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2012	2012	2011	2012	2011
	(In thousands)
Service charges on deposit accounts	$4,395	$4,739	$4,617	$17,887	$18,306
Interchange income	2,135	2,324	2,259	9,188	9,091
Net gains (losses) on assets
Mortgage loans	5,282	4,602	3,509	17,323	9,262
Securities	72	301	(22)	1,226	249
Other than temporary impairment loss on securities
Total impairment loss	(7)	(70)	(614)	(339)	(760)
Loss recognized in other comprehensive income	-	-	-	-	-
Net impairment loss recognized in earnings	(7)	(70)	(614)	(339)	(760)
Mortgage loan servicing	882	(364)	(126)	166	(2,011)
Investment and insurance commissions	560	491	437	2,146	2,050
Bank owned life insurance	401	398	493	1,622	1,878
Title insurance fees	484	482	375	1,963	1,465
(Increase) decrease in fair value of U.S.Treasury warrant	(74)	(32)	112	(285)	1,137
Net gain on branch sale	5,402	-	-	5,402	-
Other	1,865	1,671	1,451	7,266	6,246
Total non-interest income	$21,397	$14,542	$12,491	$63,565	$46,913

Capitalized Mortgage Loan Servicing Rights
	Three months ended December 31,		Twelve months ended December 31,
	2012	2011	2012	2011
	(In thousands)
Balance at beginning of period	$10,205	$11,549	$11,229	$14,661
Originated servicing rights capitalized	1,058	899	4,006	2,967
Amortization	(1,328)	(1,054)	(4,679)	(3,065)
Change in valuation allowance	1,078	(165)	457	(3,334)
Balance at end of period	$11,013	$11,229	$11,013	$11,229

Valuation allowance at end of period	$6,087	$6,544	$6,087	$6,544

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2012	2012	2011	2012	2011
	(Dollars in thousands)
Mortgage loans originated	$153,821	$135,263	$139,351	$538,717	$399,062
Mortgage loans sold	143,138	128,196	117,643	510,488	383,493
Mortgage loans sold with servicing rights released	23,459	21,942	21,017	83,296	81,196
Net gains on the sale of mortgage loans	5,282	4,602	3,509	17,323	9,262
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	3.69%	3.59%	2.98%	3.39%	2.42%
Fair value adjustments included in the Loan Sales Margin	(0.15)	0.29	0.29	0.28	(0.01)

Non-Interest Expense
	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2012	2012	2011	2012	2011
	(In thousands)
Compensation	$9,804	$9,702	$9,845	$39,002	$39,835
Performance-based compensation	2,140	1,712	677	5,672	1,449
Payroll taxes and employee benefits	2,441	2,196	1,930	9,309	9,200
Compensation and employee benefits	14,385	13,610	12,452	53,983	50,484
Occupancy, net	2,416	2,482	2,768	10,104	11,183
Loan and collection	1,836	2,832	2,309	9,965	12,414
Data processing	2,049	2,024	2,113	8,009	8,208
Furniture, fixtures and equipment	1,248	1,194	1,307	5,043	5,535
Legal and professional fees	1,058	952	1,611	4,175	3,941
FDIC deposit insurance	817	816	735	3,306	3,507
Communications	783	785	852	3,269	3,552
Net losses on other real estate and repossessed assets	943	291	1,710	2,854	5,824
Advertising	652	647	539	2,494	2,503
Credit card and bank service fees	383	433	727	2,091	3,656
Interchange expense	478	468	411	1,799	1,543
Vehicle service contract counterparty contingencies	551	281	6,046	1,629	11,048
Supplies	248	299	401	1,281	1,571
Provision for loss reimbursement on sold loans	361	193	973	1,112	1,993
Amortization of intangible assets	249	272	342	1,065	1,371
Write-down of property and equipment held for sale	-	860	-	860	-
Recoveries related to unfunded lending commitments	(91)	(538)	(48)	(688)	(36)
Other	1,541	1,395	1,465	4,384	5,651
Total non-interest expense	$29,907	$29,296	$36,713	$116,735	$133,948

Average Balances and Rates
	Three Months Ended
	December 31,
	2012			2011
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,503,104	$22,285	5.90%	$1,632,445	$25,688	6.26%
Tax-exempt loans (2)	6,432	68	4.21	7,378	78	4.19
Taxable securities	201,790	688	1.36	95,859	314	1.30
Tax-exempt securities (2)	24,766	243	3.90	28,214	288	4.05
Cash – interest bearing	345,904	220	0.25	292,658	187	0.25
Other investments	20,696	210	4.04	20,893	175	3.32
Interest Earning Assets	2,102,692	23,714	4.50	2,077,447	26,730	5.12
Cash and due from banks	51,863			54,944
Other assets, net	150,592			180,769
Total Assets	$2,305,147			$2,313,160

Liabilities
Savings and interest-bearing checking	$1,030,245	378	0.15	$1,008,884	458	0.18
Time deposits	514,696	1,583	1.22	567,629	2,113	1.48
Other borrowings	67,850	879	5.15	85,586	1,198	5.55
Interest Bearing Liabilities	1,612,791	2,840	0.70	1,662,099	3,769	0.90
Non-interest bearing deposits	521,874			499,325
Other liabilities	43,363			41,254
Shareholders’ equity	127,119			110,482
Total liabilities and shareholders’ equity	$2,305,147			$2,313,160
Net Interest Income		$20,874			$22,961

Net Interest Income as a Percent of Average Interest Earning Assets			3.96%			4.40%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.
(3)	Annualized.

Average Balances and Rates
	Twelve Months Ended
	December 31,
	2012			2011
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate(3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,543,592	$93,494	6.06%	$1,704,057	$110,242	6.47%
Tax-exempt loans (2)	6,864	286	4.17	7,891	332	4.21
Taxable securities	216,355	2,934	1.36	62,315	1,422	2.28
Tax-exempt securities (2)	26,111	1,044	4.00	29,615	1,219	4.12
Cash – interest bearing	337,311	858	0.25	312,576	792	0.25
Other investments	20,645	782	3.79	22,084	755	3.42
Interest Earning Assets	2,150,878	99,398	4.62	2,138,538	114,762	5.36
Cash and due from banks	53,926			53,098
Other assets, net	159,925			188,583
Total Assets	$2,364,729			$2,380,219

Liabilities
Savings and interest-bearing checking	$1,060,882	1,830	0.17	$1,006,305	2,263	0.22
Time deposits	552,903	7,083	1.28	656,944	12,994	1.98
Other borrowings	72,240	4,230	5.86	92,879	4,936	5.31
Interest Bearing Liabilities	1,686,025	13,143	0.78	1,756,128	20,193	1.15
Non-interest bearing deposits	523,926			467,305
Other liabilities	40,719			43,378
Shareholders’ equity	114,059			113,408
Total liabilities and shareholders’ equity	$2,364,729			$2,380,219
Net Interest Income		$86,255			$94,569

Net Interest Income as a Percent of Average Interest Earning Assets			4.01%			4.42%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.

Commercial Loan Portfolio Analysis as of December 31, 2012
		Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$13,515	$1,524	$2,448	$3,972	29.4%
Land Development	14,301	4,075	1,453	5,528	38.7
Construction	15,339	798	160	958	6.2
Income Producing	222,200	33,532	5,611	39,143	17.6
Owner Occupied	215,549	26,617	4,554	31,171	14.5
Total Commercial Real Estate Loans (1)	$480,904	$66,546	14,226	$80,772	16.8

Other Commercial Loans(1)	$136,413	$13,496	526	$14,022	10.3
Total non-performing commercial loans			$14,752

(1)	The total of these two categories is different than the December 31, 2012, Consolidated Statement of Financial Condition due primarily to loans in process.